TRANSAMERICA SERIES TRUST

Transamerica ProFund UltraBear VP

Supplement to the Currently Effective Prospectus, Summary Prospectus

and Statement of Additional Information

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The Board of Trustees of Transamerica Series Trust has approved a reverse share split for Transamerica ProFund UltraBear VP (the “portfolio”) pursuant to which shareholders will receive one share in exchange for every 125 shares of the portfolio they own. The amount of each shareholder’s aggregate investment in the portfolio will remain unchanged as a result of the split. The effect of the reverse share split will be to reduce the number of shares outstanding of the portfolio and increase the portfolio’s net asset value per share. The portfolio currently offers one class of shares, Service Class shares.

The reverse share split will occur on or about January 21, 2022. After the close of business on that date, every 125 shares (or fractions thereof) of the portfolio issued and outstanding will automatically be combined into one (or fraction thereof) share of the portfolio. As a result, immediately following the reverse share split, each shareholder of the portfolio will hold a number of shares of the portfolio equal to the number of shares held by the shareholder immediately prior to the reverse share split, divided by 125.

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Investors Should Retain this Supplement for Future Reference

December 20, 2021